SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 26, 1997

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1
                (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1

                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated December 26, 1997.




                                                    Reimbur-
                                        Realized    ment of
      Beginning                         Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    6757249      382472    38854           0           0        0  6374776
FXA-2   20411907       13274   131827           0           0        0 20398633
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   18257644      433468    93380           0           0        0 17824175
FXA-9   18257644 NA             35945 NA                    0        0 17824175
FXP        80900          67 NA                 0           0 NA          80833
FXS      7574308 NA             48917 NA                    0        0  7501378
A-1     38775038      406495   250422           0           0        0 38368543
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13633103        9918    88047           0           0        0 13623185
P        1066603         912 NA                 0           0 NA        1065691
S         978019 NA              6316 NA                    0        0   965982
B-1      5167238        3522    33372           0           0        0  5163716
B-2      2101927        1433    13575           0           0        0  2100495
B-3      1313704         895     8484           0           0        0  1312809
B-4       788222         537     5091           0           0        0   787685
B-5       437902         298     2828           0           0        0   437604
B-6       700643         478     4525           0           0        0   700166
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0




















                                        Reimbur-
                                        ment of
     Beginning                          Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 448.730373   25.398922 2.580200    0.000000  423.331451
FXA-2 995.702804    0.647512 6.430580    0.000000  995.055292
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000






FXA-8 659.934672   15.668000 3.375291    0.000000  644.266672
FXA-9 659.934672    0.000000 1.299247    0.000000  644.266672
FXP   993.991203    0.817924 0.000000    0.000000  993.173279
FXS   776.797840    0.000000 5.016820    0.000000  769.318370
A-1   892.521156    9.356679 5.764199    0.000000  883.164477
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   995.117018    0.723932 6.426797    0.000000  994.393086
P     980.576319    0.838351 0.000000    0.000000  979.737968
S     813.849233    0.000000 5.256108    0.000000  803.832840
B-1   995.465000    0.678536 6.429044    0.000000  994.786464
B-2   995.465003    0.678536 6.429046    0.000000  994.786467
B-3   995.465007    0.678539 6.429045    0.000000  994.786469
B-4   995.465002    0.678531 6.429043    0.000000  994.786471
B-5   995.465029    0.678545 6.429050    0.000000  994.786484
B-6   995.465116    0.678454 6.429049    0.000000  994.786662
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 0.000000    0.000000    0.000000






                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          December 31, 1997